UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2006

MGP Ingredients, Inc.

(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002
 (Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company’s Chairman of the Board, Cloud L. “Bud” Cray, intends to step down as chairman of the Board at the close of the Company’s Annual Meeting on October 12, 2006.  The Board has determined to designate the Company’s current President and Chief Executive Officer, Ladd M. Seaberg. as Chairman when Mr. Cray steps down.  The Company’s current Chief Operating Officer, Timothy W. Newkirk, will replace Mr. Seaberg as President.  Mr. Seaberg will continue to serve as Chief Executive Officer. Mr. Newkirk’s base salary as President in fiscal 2007 will be $235,000.

Item 7.01  Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a  press  release  issued on September 1, 2006 by the Company .

Item 9.01.         Exhibits.

(d)  Exhibits

99.1       Press Release dated September 1, 2006, furnished solely for the purpose of incorporation by reference into Item 7.01 and 9.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: September 1, 2006	By:	/s/ Laidacker M. Seaberg
Laidacker M. Seaberg
President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated September 1, 2006, furnished solely for the purpose of incorporation by reference into Items 7.01 and 9.01.